Borrowings - Additional Information (Details)	12 Months Ended
Dec. 31, 2014
Borrowings [Abstract]
Credit facilities covenants	The loan facilities include, among other things, compliance with loan to value ratios and certain financial covenants: (i) minimum liquidity higher of $40,000 or $1,000 per vessel, including vessels under construction; (ii) net worth ranging from $50,000 to $135,000; and (iii) total liabilities divided by total assets, adjusted for market values to be lower than 75%, as of January 1, 2014 and thereafter. It is an event of default under the credit facilities if such covenants are not complied with, including the loan to value ratios for which the Company may provide sufficient additional security to prevent such an event.
Compliance with loan-to-value ratios	As of December 31, 2014, the Company was in compliance with its covenants.